Exhibit 10.8

DEED OF TRANSITION

(Corporate Member — Third Party Deposit)

(Non-Interavailable)

DATE                                                                                     2010

PARTIES

1                                                                                                                                          THE SOCIETY INCORPORATED BY LLOYD’S ACT 1871 BY THE NAME OF LLOYD’S of One Lime Street, London EC3M 7HA                             (“the Society”)

2                                                                                                                                          Montpelier Capital Limited (055407B) (“the Member”)

3                                                                                                                                          Montpelier Reinsurance Ltd. whose address is/registered office is at Montpelier House, 94 Pitts Bay Road, Pembroke, HMO8, Bermuda

(“the Depositor”)

RECITALS

A                                                                                                                                      The Member is a corporate underwriting member of the Society and, in order to comply with the requirement prescribed by the Council of the Society that underwriting members of the Society should provide security in respect of their underwriting business at Lloyd’s, has procured that certain funds at Lloyd’s (as defined in the Lloyd’s Membership Byelaw (No. 5 of 2005)) are held on the trusts of one or more of trust deeds of the type described in the first column of the Schedule in the form prescribed by the Society for the 2009 and previous years of account, as indicated in the records maintained by the Society (“the Existing Trust Deeds”).

B                                                                                                                                        The Depositor at the request of the member has provided the assets which constitute (or are represented by) the Existing Trust Fund.

C                                                                                                                                        The Society has prescribed a new form of trust deed for the 2010 and subsequent years of account corresponding to the existing type of trust deed indicated in the Schedule.

D                                                                                                                                       The Society, the Depositor and the Member have prior to or contemporaneously with this Deed executed a single new form of trust deed corresponding to the Existing Trust Deeds (“the New Trust Deed”).

E                                                                                                                                         At the date of this deed the Society is the sole trustee of each Existing Trust Deed and is also the sole trustee of the New Trust Deed.

F                                                                                                                                         Clause 4(b) of each Existing Trust Deed provides that if at any time or times before the Termination Date (as defined in that deed) the Society shall by deed declare that the trusts created by the Existing Trust Deed are determined in respect of the Existing Trust Fund or any part of it the

Existing Deed Trustees shall stand possessed of the same upon trust to pay and transfer it to the Depositor absolutely.

G                                                                                                                                        Clause 6(b) of each Existing Trust Deed provides that section 32 of the Trustee Act 1925 shall apply to the Existing Trust Fund as if all the provisos in subsection (1) of that section were omitted and in addition clause 6(a) of each Existing Trust Deed confers power on the Society at any time or times before the Termination Date by deed to release wholly or in part all or any of the discretionary trusts or powers conferred by the Existing Trust Deed on the Existing Deed Trustees in respect of the whole or any part of the income or capital of the Existing Trust Fund.

H                                                                                                                                       The first fixed trust of capital contained in each Existing Trust Deed is the trust in clause 5(c)(i) being a contingent trust in favour of the Depositor in respect of the whole of the Existing Trust Fund.

I                                                                                                                                            The income of each Existing Trust Fund is at the date of this deed wholly payable to the Depositor in accordance with the trust contained in clause 5(a)(i) of the Existing Trust Deed.

J                                                                                                                                           At the date of this deed the above-mentioned Termination Date has not yet occurred.

K                                                                                                                                       The Member and the Depositor have requested the Society to exercise in favour of the Depositor the power of determination conferred by clause 4(b) of each Existing Trust Deed in respect of all of the property now comprised in the Existing Trust Fund on the footing that it will then as settlor forthwith direct the resettlement of all such property upon the trusts and with and subject to the powers and provisions of the New Trust Deed (and as an addition to the trust fund subject thereto).

L                                                                                                                                         The Member and the Depositor have agreed to give the releases set out below.

M                                                                                                                                    The Society (being satisfied that having regard to the provisions respectively contained in clauses 2.3, 4 and 5 of this deed it is proper to do so) has determined now to exercise the power of determination conferred by clause 4(b) of each Existing Trust Deed in respect of the whole of the Existing Trust Fund in the manner so requested by the Member and the Depositor.

N                                                                                                                                       In addition the Society has determined to make the releases set out below.

O                                                                                                                                       By way of further and better assurance the Society, the Depositor and the Member have also agreed to enter into the terms of clause 2.4 of this deed.

P                                                                                                                                         The Depositor by its execution of this deed wishes to confirm to the Society that it regards the exercise of the Society’s powers under this deed as being for its benefit.

DEED

1                                                                                                                                          In this deed and in the recitals the following expressions have the following meanings:-

1.1                                                                                                                                 “the Existing Deed Trustees” means the Society or the other trustees or trustee for the time being of each Existing Trust Deed (being “the Trustees” defined in clause 1 of those deeds);

1.2                                                                                                                                 “the Existing Trust Fund” means the trust fund subject to each Existing Trust Deed (being “the Trust Fund” defined in clause 1 of those deeds);

1.3                                                                                                                                 “the Recipient Trust Fund” means the trust fund subject to the New Trust Deed (being “the Trust Fund” defined in clause 1 of that deed);

1.4                                                                                                                                 “Termination Date” has the meaning given to it in the Existing Trust Deeds.

2                                                                                                                                          In respect of each Existing Trust Deed:

2.1                                                                                                                                 In exercise of the power to release contained in clause 6(a) of the Existing Trust Deed and of any power to release inherently vested in it and of any and every other power enabling it the Society hereby absolutely and irrevocably releases and extinguishes in respect of all the capital and income of the Existing Trust Fund:-

2.1.1                                                                                                                        the power of appointment conferred on the Society by clause 4(a) of the Existing Trust Deed; and also

2.1.2                                                                                                                        all of the discretionary trusts or powers conferred on the Existing Deed Trustees by paragraphs (i) to (iii) inclusive of clause 5(b) of the Existing Trust Deed.

2.2                                                                                                                                 Acting at the request of and with the consent of the Member and the Depositor (shown by their execution of this deed) the Society in exercise of the power of determination conferred on the Society by clause 4(b) of the Existing Trust Deed and of any and every other power it enabling hereby irrevocably declares that the trusts created by the Existing Trust Deed are from the date of this deed determined in respect of the whole of the Existing Trust Fund and its income to the intent and so that (subject only as is provided  in sub-clause 2.3 below) the same shall now be held by the

Existing Deed Trustees upon trust to pay and transfer the same to the Depositor absolutely or otherwise to act in respect thereof as the Depositor shall direct.

2.3                                                                                                                                 The Depositor as settler hereby declares and directs that on and after the date of this deed all of the Existing Trust Fund and the property for the time being representing the same shall not be paid and transferred to the Depositor but rather shall be held by the Society in its capacity as sole trustee of the New Trust Deed or by the other trustees or trustee for the time being of the New Trust Deed as an addition to the trusts of the New Trust Deed and as part of the Recipient Trust Fund and (together with its future income) upon the trusts and with and subject to the powers and provisions contained in the New Trust Deed.

2.4                                                                                                                                 In the event (but only in the event) of sub-clause 2.2 of this deed failing to have effect in accordance with its terms (whether due to lack of power or failure properly to exercise any power or for any other reason whatsoever) then in that event (but not otherwise) and as an alternative to sub-clause 2.2 the Society in its capacity as the Existing Deed Trustee (being of the opinion that it will be for the benefit of the Depositor) in exercise of the above-mentioned statutory power of advancement (as applied and modified by clause 6(b) of the Existing Trust Deed) and of any and every other power enabling it (other than and except for the power of determination referred to in sub-clause 2.2 of this deed) hereby irrevocably determines resolves and directs that all of the Existing Trust Fund and the property for the time being representing the same shall now be applied for the benefit of the Depositor by being held on and after date of this deed by the Society in its capacity as the sole trustee of the New Trust Deed as an addition to the property subject to the trusts of the New Trust Deed and as part of the Recipient Trust Fund and (together with its future income) upon the trusts and with and subject to the powers and provisions contained in the New Trust Deed and wholly discharged from the trusts powers and provisions of the Existing Trust Deed.

3                                                                                                                                          No apportionment of income of the Existing Trust Fund shall be made at the date of execution of this deed in respect of income then accrued or accruing but not actually received by the Existing Deed Trustees or the Depositor and all such income shall be paid or applied as if it had accrued immediately after the execution of this deed.

4                                                                                                                                          Notwithstanding the foregoing provisions of this deed all inheritance tax capital gains tax corporation tax and all other taxes and duties of a capital nature (if any) occasioned by or arising as a result of the execution of this deed shall be borne by and paid out of the assets now comprised in the Existing Trust Fund and the property for the time being representing the same and for the avoidance of any doubt it is hereby declared that nothing contained in this deed shall prejudice or otherwise affect any lien or other right of the Existing Deed Trustees in respect of any taxes or duties (whether of an income or capital nature) or costs of other outgoings whatsoever.

5                                                                                                                                          The Member and the Depositor hereby release the Existing Deed Trustees and each of them (and also the Society in its capacity as such) from all actions proceedings costs claims and demands arising out of the execution by the Society of this deed or due to its implementation of its terms.

6.1                                                                                                                                 This deed shall be read and construed and take effect in all respects in accordance with English Law.

6.2                                                                                                                                 The parties irrevocably and unconditionally submit for all purposes of and in connection with this deed to the exclusive jurisdiction of the English courts.

SCHEDULE

Type of Deed	Existing Form of Trust Deed	Corresponding New Form of Trust Deed
Deposit Trust Deed (Third Party Deposit)	Lloyd’s Deposit Trust Deed (Third Party Deposit) (DTD (CM) (TP) G 93)	Lloyd’s Deposit Trust Deed (Third Party Deposit) (DTD (TP) (GEN) (10))

Executed as a deed by the parties and delivered on the date set out at the head of this deed of transition

EXECUTED as a DEED	)
by the MEMBER	)
acting by two directors/a director	)
and the secretary	)

Director

Director / Secretary

THE COMMON SEAL of	)
THE SOCIETY OF LLOYD’s	)
was hereto affixed in the presence of: -)

Authorised Signatory

[For a corporate depositor]

	EXECUTED as a DEED	)
	by the DEPOSITOR	)
	acting by two directors/a director	)
	and the secretary	)

Director

Director/Secretary

Or

[For an individual depositor]

	EXECUTED as	)
	a DEED by the DEPOSITOR	)
in the presence of :-)

Witness:	Signature

Name

Address

Occupation